     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST    , 2001
                                                                    ---

                          SECURITIES ACT FILE NO. 333-
                      INVESTMENT COMPANY ACT FILE NO. 811-
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2
                        (CHECK APPROPRIATE BOX OR BOXES)

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ] PRE-EFFECTIVE AMENDMENT NO.
[ ] POST-EFFECTIVE AMENDMENT NO.
                                     AND/OR
[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ ] AMENDMENT NO.

                                 COHEN & STEERS
                            INCOME REALTY FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (212) 832-3232
                                ROBERT H. STEERS
                     COHEN & STEERS CAPITAL MANAGEMENT, INC.
                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 832-3232
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 WITH COPIES TO:
                              SARAH E. COGAN, ESQ.
                           SIMPSON THACHER & BARTLETT
                              425 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 455-2000

         APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                                  PROPOSED MAXIMUM     PROPOSED MAXIMUM
       TITLE OF SECURITIES       AMOUNT BEING      OFFERING PRICE          AGGREGATE            AMOUNT OF
        BEING REGISTERED         REGISTERED(1)        PER SHARE         OFFERING PRICE      REGISTRATION FEE (2)
        ----------------         -------------        ---------         --------------      --------------------
Common Stock, $.001 par value    66,666 Shares          $15.00             $999,990                 $264


(1) Estimated solely for the purpose of calculating the registration fee.

(2) Transmitted to the designated lockbox at Mellon Bank in Pittsburgh, PA.

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                     COHEN & STEERS INCOME REALTY FUND, INC.
                              CROSS REFERENCE SHEET

                              PART A -- PROSPECTUS

                           ITEM IN PART A OF FORM N-2
                             SPECIFIED IN PROSPECTUS                               LOCATION IN PROSPECTUS
                             -----------------------                               ----------------------
Item 1.            Outside Front Cover................................   Cover Page
Item 2.            Inside Front and Outside Back Cover
                   Page...............................................   Cover Page; Inside Front Cover Page;
                                                                         Outside Back Cover Page
Item 3.            Fee Table and Synopsis.............................   Fund Expenses
Item 4.            Financial Highlights...............................   Inapplicable
Item 5.            Plan of Distribution...............................   Cover Page; Prospectus Summary;
                                                                         Underwriting
Item 6.            Selling Shareholders...............................   Inapplicable
Item 7.            Use of Proceeds....................................   Use of Proceeds; Investment Objectives
                                                                         and Policies
Item 8.            General Description of the
                   Registrant.........................................   Cover Page; Prospectus Summary; The
                                                                         Fund; Investment Objectives and
                                                                         Policies; Use of Leverage; Principal
                                                                         Risks of the Fund; Additional Risk
                                                                         Considerations; Repurchase of Shares
Item 9.            Management.........................................   Prospectus Summary; Management of the
                                                                         Fund
Item 10.           Capital Stock, Long-Term Debt, and
                   Other Securities...................................   Investment Objectives and Policies;
                                                                         Use of Leverage; Dividends and
                                                                         Distributions; Taxation; Description
                                                                         of Shares
Item 11.           Defaults and Arrears on Senior
                   Securities.........................................   Inapplicable
Item 12.           Legal Proceedings..................................   Inapplicable
Item 13.           Table of Contents of the Statement of
                   Additional Information.............................   Table of Contents of the Statement of
                                                                         Additional Information

                  PART B -- STATEMENT OF ADDITIONAL INFORMATION



                                                                                  LOCATION IN STATEMENT OF
                          ITEMS IN PART B OF FORM N-2                              ADDITIONAL INFORMATION
                          ---------------------------                              ----------------------
Item 14.           Cover Page.........................................   Cover Page
Item 15.           Table of Contents..................................   Table of Contents
Item 16.           General Information and History....................   Inapplicable
Item 17.           Investment Objective and Policies..................   Investment Objectives and Policies;
                                                                         Investment Restrictions
Item 18.           Management.........................................   Management of the Fund; Compensation
                                                                         of Directors and Certain Officers;
                                                                         Investment Advisory and Other Services
Item 19.           Control Persons and Principal Holders
                   of Securities......................................   Management of the Fund
Item 20.           Investment Advisory and Other
                   Services...........................................   Investment Advisory and Other Services
Item 21.           Brokerage Allocation and Other
                   Practices..........................................   Portfolio Transactions and Brokerage;
                                                                         Determination of Net Asset Value
Item 22.           Tax Status.........................................   Taxation
Item 23.           Financial Statements...............................   Report of Independent Accountants;
                                                                         Statement of Assets and Liabilities

                           PART C -- OTHER INFORMATION

Item 24-33.        have been answered in Part C of this
                   Registration Statement

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                  SUBJECT TO COMPLETION, DATED AUGUST __, 2001

PROSPECTUS

[LOGO]


                                            SHARES
                               ------------


                                 COHEN & STEERS
                            INCOME REALTY FUND, INC.

                                  COMMON SHARES
                                $15.00 PER SHARE

         Investment Objectives. The Fund is a recently-organized, non-diversified, closed-end management investment company.

            o Our primary investment objective is high current income through investment in real estate securities; and

            o Our secondary investment objective is capital appreciation.

         Portfolio Contents. Under normal market conditions, we will invest at least 90% of our total assets in common stocks, preferred stocks and other equity securities issued by real estate companies, such as 'real estate investment trusts' ('REITs'). At least 80% of our total assets will be invested in income producing equity securities issued by REITs. See 'Investment Objectives and Policies.' We may invest up to 10% of our total assets in debt securities issued or guaranteed by real estate companies. We will not invest more than 25% of our total assets in non-investment grade preferred stock or debt securities (commonly known as 'junk bonds'). We will not invest more than 10% of our total assets in illiquid real estate securities. There can be no assurance that we will achieve our investment objectives. See 'Principal Risks of the Fund.'

         No Prior History. Because the Fund is recently organized, its common shares have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. We have applied to list our common shares on the New York Stock Exchange (the 'NYSE') under the symbol
'     .'
 -----

                              -------------------

         THE FUND'S INVESTMENT POLICY OF INVESTING IN REAL ESTATE COMPANIES AND REITS INVOLVES A HIGH DEGREE OF RISK. YOU COULD LOSE SOME OR ALL OF YOUR INVESTMENT. SEE 'PRINCIPAL RISKS OF THE FUND' BEGINNING ON PAGE 27.

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              -------------------


                                           PER SHARE                TOTAL(1)
                                           ---------                --------
Public offering price                       $15.00                     $
Sales load(2)                               $                          $
Proceeds to the Fund(3)                     $                          $


(footnotes on following page)

         The underwriters are offering the Common Shares subject to various conditions and expect to deliver the common shares to purchasers on or about
            , 2001.


              , 2001

(1) The underwriters may purchase up to ______ additional shares at the public offering price, less sales load, solely to cover over-allotments, if any. If this option is exercised in full, the total public offering price, sales load and proceeds before expenses to the Fund will be $_______, $________ and $_________, respectively.

(2) For a description of all commissions and other compensation paid to the underwriters by the Fund and others see 'Underwriting.'

(3) The total of other expenses for the issuance and distribution of Common Shares paid by the Fund is estimated to be $______ or $________ if the over-allotment option is exercised in full.

         The Fund intends to use leverage by issuing shares of preferred stock representing approximately 33 1/3% of the Fund's capital after their issuance or alternatively through borrowing. Through leveraging, the Fund will seek to obtain a higher return for holders of common shares than if the Fund did not use leverage. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See 'Use of Leverage -- Leverage Risks.'

         This prospectus sets forth concisely information about the Fund you should know before investing. You should read the prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated , 2001 (the 'SAI'), containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the SAI on page 50 of this prospectus. You may request a free copy of the SAI by calling (800) 437-9912. You may also obtain the SAI and other information regarding the Fund on the Securities and Exchange Commission web site (http://www.sec.gov).

         YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS AND THE SAI. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION PROVIDED BY THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                                TABLE OF CONTENTS


                                                                                              PAGE
                                                                                              ----
Prospectus Summary...........................................................................    4
Summary of Fund Expenses.....................................................................   18
The Fund.....................................................................................   20
Use of Proceeds..............................................................................   20
Investment Objectives and Policies...........................................................   20
Use of Leverage..............................................................................   23
Interest Rate Transactions...................................................................   26
Principal Risks of the Fund..................................................................   27
Additional Risk Considerations...............................................................   33
Management of the Fund.......................................................................   34
Dividends and Distributions..................................................................   37
Closed-End Structure.........................................................................   39
Possible Conversion to Open-End Status.......................................................   40
Repurchase of Shares.........................................................................   40
Taxation.....................................................................................   41
Description of Shares........................................................................   42
Certain Provisions of the Articles of Incorporation and
    By-Laws..................................................................................   44
Underwriting.................................................................................   47
Custodian, Transfer Agent, Dividend Disbursing Agent and
    Registrar................................................................................   49
Reports to Shareholders......................................................................   49
Validity of the Shares.......................................................................   49
Table of Contents of the Statement of Additional
    Information..............................................................................   50

                               PROSPECTUS SUMMARY

         This is only a summary. This summary does not contain all of the information that you should consider before investing in our shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information, especially the information set forth under the heading 'Principal Risks of the Fund.'

The Fund .................................................  Cohen & Steers Income Realty Fund, Inc. (the 'Fund') is
                                                            a recently organized, non-diversified, closed-end
                                                            management investment company.

The Offering .............................................  We are offering __________ shares of common stock
                                                            ('Common Shares') through a group of underwriters led
                                                            by        . You must purchase at least 100 Common Shares
                                                            ($1,500). The underwriters have been granted an option
                                                            to purchase up to ____________ additional Common Shares
                                                            solely to cover over-allotments, if any. The initial
                                                            public offering price is $15.00 per share. See
                                                            'Underwriting.' Cohen & Steers Capital Management, Inc.
                                                            (the 'Investment Manager') will be responsible for (i)
                                                            all organization expenses and (ii) offering costs
                                                            (other than the sales load) that exceed $0.03 per share
                                                            of the Fund's Common Shares.

Investment Objectives and Policies........................  Our primary investment objective is high current income through investment in real estate securities. Capital
                                                            appreciation is a secondary investment objective. Our
                                                            investment objectives and certain investment policies
                                                            are considered fundamental and may not be changed
                                                            without shareholder approval. See 'Investment
                                                            Objectives and Policies.'

                                                            Under normal market conditions, we will invest at least
                                                            90% of our total assets in common stocks, preferred stocks and other equity securities issued by real estate
                                                            companies, such as 'real estate investment trusts' ('REITs').
                                                            At least 80% of our total assets will be invested in income producing equity securities issued by REITs, and
                                                            substantially all of the equity securities of


                                                            real estate companies in which we intend to invest are
                                                            traded on a national securities exchange or in the
                                                            over-the-counter markets. A real estate company
                                                            generally derives at least 50% of its revenue from real
                                                            estate or has at least 50% of its assets in real
                                                            estate. A REIT is a company dedicated to owning, and
                                                            usually operating, income producing real estate, or to
                                                            financing real estate. REITs are generally not taxed on
                                                            income distributed to shareholders provided they
                                                            distribute to their shareholders substantially all of
                                                            their income and otherwise comply with the requirements
                                                            of the Internal Revenue Code of 1986, as amended (the
                                                            'Code'). As a result, REITs generally pay relatively
                                                            high dividends (as compared to other types of
                                                            companies) and the Fund intends to use these REIT
                                                            dividends in an effort to meet its objective of high
                                                            current income. We may invest up to 10% of our total
                                                            assets in debt securities issued or guaranteed by real
                                                            estate companies. It is our current intention to invest
                                                            approximately two-thirds of our total assets in common
                                                            stocks of real estate companies and approximately
                                                            one-third of our total assets in preferred stock of
                                                            real estate companies, although the actual percentage
                                                            of common and preferred stocks in our investment
                                                            portfolio may vary over time. We will not invest more
                                                            than 25% of our total assets in preferred stock or debt
                                                            securities rated below investment grade (commonly known
                                                            as 'junk bonds') or unrated securities of comparable
                                                            quality. We will not invest more than 10% of our total
                                                            assets in illiquid real estate securities. All of our
                                                            investments will be in securities of U.S. issuers and
                                                            we will generally not invest more than 10% of our total
                                                            assets in the securities of one issuer. There can be no
                                                            assurance that our investment objectives will be
                                                            achieved. See 'Investment Objectives and Policies.'

Use of Leverage...........................................  Subject to market conditions and the Fund's receipt of a AAA/aaa credit rating on the Fund Preferred Shares,
                                                            approximately one

                                                            to three months after completion of this offering, the
                                                            Fund intends to offer shares of preferred stock ('Fund
                                                            Preferred Shares') representing approximately 33 1/3%
                                                            of the Fund's capital after their issuance. The
                                                            issuance of Fund Preferred Shares will leverage your
                                                            investment in Common Shares. As an alternative to Fund
                                                            Preferred Shares, the Fund may leverage through
                                                            borrowing. Any borrowing will have seniority over the
                                                            Common Shares.

                                                            The use of leverage creates an opportunity for increased
                                                            Common Share net income, but also creates special risks
                                                            for holders of Common Shares ('Common Shareholders'). The
                                                            Fund Preferred Shares will pay dividends based on
                                                            short-term rates, which will be reset frequently. Borrowings may be at a fixed or floating rate. The Fund may seek to
                                                            protect itself from the risk of increasing dividends or
                                                            interest expenses resulting from an increase in short-term interest rates by entering into a swap or cap transaction
                                                            as to all or a portion of the Fund Preferred Shares or any borrowings. See 'Interest Rate Transactions.' So long
                                                            as the rate of return, net of applicable Fund expenses,
                                                            on the Fund's portfolio investments exceeds Fund
                                                            Preferred Share dividend rates, as reset periodically,
                                                            interest on any borrowings or the payment rate set by
                                                            any interest rate swap, the investment of the proceeds
                                                            of the Fund Preferred Shares or any borrowing will
                                                            generate more income than will be needed to pay such
                                                            dividends, interest rate or swap payment. If so, the
                                                            excess will be available to pay higher dividends to
                                                            Common Shareholders. If, however, the dividends or
                                                            interest rate on any borrowings, as modified by any
                                                            cap, or payment rate set by any interest rate swap,
                                                            exceeds the rate of return on the Fund's investment
                                                            portfolio, the return to Common Shareholders will be
                                                            less than if the Fund had not leveraged.

                                                            The holders of Fund Preferred Shares voting as a
                                                            separate class will be entitled to elect two members of


                                                            the Board of Directors of the Fund and in the event
                                                            that the Fund fails to pay two full years of accrued
                                                            dividends on the Fund Preferred Shares, the holders of
                                                            the Fund Preferred Shares will be entitled to elect a
                                                            majority of the members of the Board of Directors. See
                                                            'Use of Leverage' and 'Description of Shares - Fund
                                                            Preferred Shares.'

                                                            There is no assurance that the Fund will utilize
                                                            leverage or that, if utilized, the Fund's leveraging
                                                            strategy will be successful. See 'Use of Leverage --
                                                            Leverage Risk.'

                                                            Leverage Risk. Leverage creates two major types of
                                                            risks for Common Shareholders:

                                                            o the likelihood of greater volatility of net asset
                                                              value and market price of Common Shares because
                                                              changes in the value of the Fund's portfolio are
                                                              borne entirely by the Common Shareholders; and

                                                            o the possibility either that Common Share income will
                                                              fall if the dividend rate on the Fund Preferred
                                                              Shares or the interest rate on any borrowings rises,
                                                              or that Common Share income will fluctuate because
                                                              the dividend rate on the Fund Preferred Shares or the
                                                              interest rate on any borrowings varies.

                                                            When the Fund is utilizing leverage, the fees paid to
                                                            the Investment Manager for investment advisory and
                                                            management services will be higher than if the Fund did
                                                            not utilize leverage because the fees paid will be
                                                            calculated based on the Fund's managed assets (which
                                                            equals the net asset value of the Common Shares plus
                                                            the liquidation preference on any Fund Preferred Shares
                                                            plus the principal amount of any borrowings).

Interest Rate Transactions................................  In connection with our anticipated use of leverage through the sale of Fund Preferred
                                                            Shares or borrowings, we may enter into
                                                            interest rate swap or cap transactions. The
                                                            use of interest rate swaps and caps is a
                                                            highly specialized activity that involves
                                                            investment techniques and risks different from
                                                            those associated with ordinary portfolio
                                                            security transactions. In an interest rate
                                                            swap, the Fund would agree to pay to the other
                                                            party to the interest rate swap (which is




                                                            known as the 'counterparty') a fixed rate
                                                            payment in exchange for the counterparty
                                                            agreeing to pay to the Fund a variable rate
                                                            payment that is intended to approximate the
                                                            Fund's variable rate payment obligation on the
                                                            Fund Preferred Shares or any variable rate
                                                            borrowing. The payment obligations would be
                                                            based on the notional amount of the swap. In
                                                            an interest rate cap, the Fund would pay a
                                                            premium to the counterparty to the interest
                                                            rate cap and, to the extent that a specified
                                                            variable rate index exceeds a predetermined
                                                            fixed rate, would receive from the
                                                            counterparty payments of the difference based
                                                            on the notional amount of such cap. Depending
                                                            on the state of interest rates in general, our
                                                            use of interest rate swaps or caps could
                                                            enhance or harm the overall performance of the
                                                            Common Shares. To the extent there is a
                                                            decline in interest rates, the value of the
                                                            interest rate swap or cap could decline,
                                                            resulting in a decline in the net asset value
                                                            of the Fund. A sudden and dramatic decline in
                                                            interest rates may result in a significant
                                                            decline in the net asset value of the Fund. In
                                                            addition, if the counterparty to an interest
                                                            rate swap or cap defaults, the Fund would be
                                                            obligated to make the payments that it had
                                                            intended to avoid. Depending on the general
                                                            state of short-term interest rates and the
                                                            returns on the Fund's portfolio securities at
                                                            that point in time, this default could
                                                            negatively impact the performance of the
                                                            Fund's Common Shares. In addition, at the time
                                                            an interest rate swap or cap transaction
                                                            reaches its scheduled termination date, there
                                                            is a risk that the Fund will not be able to
                                                            obtain a replacement transaction or that the
                                                            terms of the replacement will not be as
                                                            favorable as on the expiring transaction. If
                                                            this occurs, it could have a negative impact
                                                            on the performance of the Fund's Common
                                                            Shares. If the Fund fails to maintain the
                                                            required 200% asset coverage of the
                                                            liquidation value of the outstanding Fund
                                                            Preferred Shares or if the Fund loses its
                                                            expected AAA/aaa rating on the Fund Preferred
                                                            Shares or fails to maintain other covenants,
                                                            the Fund


                                                            may be required to redeem some or all of the
                                                            Fund Preferred Shares. Similarly, the Fund
                                                            could be required to prepay the principal
                                                            amount of any borrowings. Such redemption or
                                                            prepayment likely would result in the Fund
                                                            seeking to terminate early all or a portion of
                                                            any swap or cap transaction. Early termination
                                                            of the swap could result in a termination
                                                            payment by or to the Fund. Early termination
                                                            of a cap could result in a termination payment
                                                            to the Fund. We would not enter into interest
                                                            rate swap or cap transactions having a
                                                            notional amount that exceeded the outstanding
                                                            amount of the Fund's leverage.

                                                            See 'Use of Leverage' and 'Interest Rate
                                                            Transactions' for additional information.

Principal Risks of the Fund...............................  We are a non-diversified, closed-end management investment company designed
                                                            primarily as a long-term investment and not as
                                                            a trading vehicle. The Fund is not intended to
                                                            be a complete investment program and, due to
                                                            the uncertainty inherent in all investments,
                                                            there can be no assurance that we will achieve
                                                            our investment objectives.

                                                            No Operating History. As a recently organized
                                                            entity, we have no operating history. See 'The
                                                            Fund.'

                                                            Investment Risk. An investment in the Fund is
                                                            subject to investment risk, including the
                                                            possible loss of the entire principal amount
                                                            that you invest.

                                                            Stock Market Risk. Your investment in Common
                                                            Shares represents an indirect investment in
                                                            the REIT shares and other real estate
                                                            securities owned by the Fund, substantially
                                                            all of which are traded on a national
                                                            securities exchange or in the over-the-counter
                                                            markets. The value of these securities, like
                                                            other stock market investments, may move up or
                                                            down, sometimes rapidly and unpredictably.
                                                            Preferred stocks and debt securities are
                                                            generally more sensitive to changes in
                                                            interest rates


                                                            than common stocks. When interest rates rise,
                                                            the market value of preferred stocks and debt
                                                            securities generally will fall. Your Common
                                                            Shares at any point in time may be worth less
                                                            than what you invested, even after taking into
                                                            account the reinvestment of Fund dividends and
                                                            distributions. The Fund may utilize leverage,
                                                            which magnifies the stock market risk. See
                                                            'Use of Leverage -- Leverage Risk.'

                                                            General Real Estate Risks. Since we
                                                            concentrate our assets in the real estate
                                                            industry, your investment in the Fund will be
                                                            closely linked to the performance of the real
                                                            estate markets. Property values may fall due
                                                            to increasing vacancies or declining rents
                                                            resulting from economic, legal, cultural or
                                                            technological developments. REIT prices also
                                                            may drop because of the failure of borrowers
                                                            to pay their loans and poor management. Many
                                                            REITs utilize leverage which increases
                                                            investment risk and could adversely affect a
                                                            REITs' operations and market value in periods
                                                            of rising interest rates as well as risks
                                                            normally associated with debt financing. In
                                                            addition, there are risks associated with
                                                            particular sectors of real estate investments.

                                                            Retail Properties. Retail properties are
                                                            affected by the overall health of the
                                                            applicable economy and may be adversely
                                                            affected by the growth of alternative forms of
                                                            retailing, bankruptcy, departure or cessation
                                                            of operations of a tenant, a shift in consumer
                                                            demand due to demographic changes, spending
                                                            patterns and lease terminations.

                                                            Office Properties. Office properties are
                                                            affected by the overall health of the economy,
                                                            and other factors such as a downturn in the
                                                            businesses operated by their tenants,
                                                            obsolescence and non-competitiveness.

                                                            Hotel Properties. The risks of hotel
                                                            properties include, among other things, the
                                                            necessity of a high level of continuing
                                                            capital expenditures, competition, increases
                                                            in operating costs which may not be offset by
                                                            increases in revenues, dependence on business
                                                            and commercial travelers and tourism,
                                                            increases in fuel costs and other



                                                            expenses of travel, and adverse effects of
                                                            general and local economic conditions. Hotel
                                                            properties tend to be more sensitive to
                                                            adverse economic conditions and competition
                                                            than many other commercial properties.

                                                            Healthcare Properties. Healthcare properties
                                                            and healthcare providers are affected by
                                                            several significant factors including federal,
                                                            state and local laws governing licenses,
                                                            certification, adequacy of care,
                                                            pharmaceutical distribution, rates, equipment,
                                                            personnel and other factors regarding
                                                            operations; continued availability of revenue
                                                            from government reimbursement programs
                                                            (primarily Medicaid and Medicare); and
                                                            competition on a local and regional basis. The
                                                            failure of any healthcare operator to comply
                                                            with governmental laws and regulations may
                                                            affect its ability to operate its facility or
                                                            receive government reimbursements.

                                                            Multifamily Properties. The value and
                                                            successful operation of a multifamily property
                                                            may be affected by a number of factors such as
                                                            the location of the property, the ability of
                                                            the management team, the level of mortgage
                                                            rates, presence of competing properties,
                                                            adverse economic conditions in the locale,
                                                            oversupply, and rent control laws or other
                                                            laws affecting such properties.

                                                            Insurance. Certain of the portfolio companies
                                                            may carry comprehensive liability, fire,
                                                            flood, earthquake extended coverage and rental
                                                            loss insurance with various policy
                                                            specifications, limits and deductibles. Should
                                                            any type of uninsured loss occur, the
                                                            portfolio company could lose its investment
                                                            in, and anticipated profits and cash flows
                                                            from, a number of properties and as a result
                                                            impact the Fund's investment performance.

                                                            Credit Risk. REITs may be highly leveraged and
                                                            financial covenants may affect the ability of
                                                            REITs to operative effectively.

                                                            Non-Controlled Property Management. The
                                                            ability of a REIT to manage properties that it
                                                            does not own is limited by the Code and
                                                            therefore a REIT is dependent



                                                            upon entities it does not control for the
                                                            management and operation of its business.

                                                            Environmental Issues. In connection with the
                                                            ownership (direct or indirect), operation,
                                                            management and development of real properties
                                                            that may contain hazardous or toxic
                                                            substances, a portfolio company may be
                                                            considered an owner, operator or responsible
                                                            party of such properties and, therefore, may
                                                            be potentially liable for removal or
                                                            remediation costs, as well as certain other
                                                            costs, including governmental fines and
                                                            liabilities for injuries to persons and
                                                            property. The existence of any such material
                                                            environmental liability could have a material
                                                            adverse effect on the results of operations
                                                            and cash flow of any such portfolio company
                                                            and, as a result, the amount available to make
                                                            distributions on shares of the Fund could be
                                                            reduced.

                                                            Smaller Companies. Even the larger REITs in
                                                            the industry tend to be small to medium-sized
                                                            companies in relation to the equity markets as
                                                            a whole. REIT shares, therefore, can be more
                                                            volatile than, and perform differently from,
                                                            larger company stocks. There may be less
                                                            trading in a smaller company's stock, which
                                                            means that buy and sell transactions in that
                                                            stock could have a larger impact on the
                                                            stock's price than is the case with larger
                                                            company stocks. Further, smaller companies may
                                                            have fewer business lines; changes in any one
                                                            line of business, therefore, may have a
                                                            greater impact on a smaller company's stock
                                                            price than is the case for a larger company.

                                                            As of July 31, 2001, the market capitalization
                                                            of REITs ranged in size from approximately $4
                                                            million to approximately $12.3 billion.

                                                            See 'Principal Risks of the Fund - General
                                                            Risks of Securities Linked to the Real Estate
                                                            Market.'

                                                            Lower-rated Securities Risk. Lower-rated
                                                            preferred stock or debt securities, or
                                                            equivalent unrated securities, which are
                                                            commonly known as 'junk bonds,' generally
                                                            involve greater volatility of price and risk
                                                            of loss of



                                                            income and principal, and may be more
                                                            susceptible to real or perceived adverse
                                                            economic and competitive industry conditions
                                                            than higher grade securities. It is reasonable
                                                            to expect that any adverse economic conditions
                                                            could disrupt the market for lower-rated
                                                            securities, have an adverse impact on the
                                                            value of those securities, and adversely
                                                            affect the ability of the issuers of those
                                                            securities to repay principal and interest on
                                                            those securities. See 'Principal Risks of the
                                                            Fund -- Risks of Investment in Lower-rated
                                                            Securities.'

                                                            Market Price Discount From Net Asset Value.
                                                            Shares of closed-end investment companies
                                                            frequently trade at a discount from their net
                                                            asset value. This characteristic is a risk
                                                            separate and distinct from the risk that net
                                                            asset value could decrease as a result of
                                                            investment activities and may be greater for
                                                            investors expecting to sell their shares in a
                                                            relatively short period following completion
                                                            of this offering. We cannot predict whether
                                                            the shares will trade at, above or below net
                                                            asset value. See 'Principal Risks of the Fund
                                                            -- Market Price Discount From Net Asset
                                                            Value.'

Additional Risk Considerations............................  Portfolio Turnover. We may engage in portfolio trading when considered appropriate. There are
                                                            no limits on the rate of portfolio turnover. A
                                                            higher turnover rate results in
                                                            correspondingly greater brokerage commissions
                                                            and other transactional expenses which are
                                                            borne by the Fund. See 'Additional Risk
                                                            Considerations -- Portfolio Turnover.'

                                                            Inflation Risk. Inflation risk is the risk
                                                            that the value of assets or income from
                                                            investments will be worth less than in the
                                                            future as inflation decreases the value of
                                                            money. As inflation increases, the real value
                                                            of the Common Shares and distributions can
                                                            decline and the dividend payments on the Fund
                                                            Preferred Shares, if any, or interest payments
                                                            on any borrowings may increase. See
                                                            'Additional Risk Considerations -- Inflation
                                                            Risk.'

                                                            Non-Diversified Status. Because we, as a
                                                            non-diversified investment company, may invest
                                                            in a smaller number



                                                            of individual issuers than a diversified
                                                            investment company, an investment in the Fund
                                                            presents greater risk to you than an
                                                            investment in a diversified company. We intend
                                                            to comply with the diversification
                                                            requirements of the Code applicable to
                                                            regulated investment companies. See
                                                            'Additional Risk Considerations --
                                                            Non-Diversified Status.' See also 'Taxation'
                                                            in the SAI.

                                                            Anti-Takeover Provisions. Certain provisions
                                                            of our Articles of Incorporation and By-Laws
                                                            could have the effect of limiting the ability
                                                            of other entities or persons to acquire
                                                            control of the Fund or to modify our
                                                            structure. The provisions may have the effect
                                                            of depriving you of an opportunity to sell
                                                            your shares at a premium over prevailing
                                                            market prices and may have the effect of
                                                            inhibiting conversion of the Fund to an
                                                            open-end investment company. See 'Certain
                                                            Provisions of the Articles of Incorporation
                                                            and By-Laws' and 'Additional Risk
                                                            Considerations -- Anti- Takeover Provisions.'

                                                            Given the risks described above, an investment
                                                            in the shares may not be appropriate for all
                                                            investors. You should carefully consider your
                                                            ability to assume these risks before making an
                                                            investment in the Fund.

Investment Manager........................................  Cohen & Steers Capital Management, Inc. is the
                                                            investment manager pursuant to an Investment
                                                            Management Agreement. The Investment Manager,
                                                            which was formed in 1986, is a leading firm
                                                            specializing in the management of real estate
                                                            securities portfolios and as of July 31, 2001
                                                            had approximately $5.7 billion in assets under
                                                            management. Its clients include pension plans,
                                                            endowment funds and mutual funds, including
                                                            the largest open-end and closed-end real
                                                            estate funds. The Investment Manager's client
                                                            accounts are invested principally in real
                                                            estate securities and the Investment Manager
                                                            focuses exclusively on real estate. The
                                                            Investment Manager also will have
                                                            responsibility for providing administrative
                                                            services, and assisting the Fund with
                                                            operational needs pursuant to



                                                            an Administration Agreement. In accordance
                                                            with the terms of the Administration
                                                            Agreement, the Fund has entered into an
                                                            agreement with State Street Bank and Trust
                                                            Company ('State Street Bank') to perform
                                                            certain administrative functions subject to
                                                            the supervision of the Investment Manager (the
                                                            'Sub-Administration Agreement'). See
                                                            'Management of the Fund -- Administration and
                                                            Sub-Administration Agreement.'

Fees and Expenses.........................................  The Fund will pay the Investment Manager a monthly fee computed at the annual rate of
                                                            0.__% of average daily managed assets (i.e.,
                                                            the net asset value of Common Shares plus the
                                                            liquidation preference of any Fund Preferred
                                                            Shares and the principal amount of any
                                                            borrowings used for leverage). The fees
                                                            payable to the Investment Manager are higher
                                                            than the management fees paid by many
                                                            investment companies, but are comparable to
                                                            fees paid by many registered management
                                                            investment companies that invest primarily in
                                                            real estate securities. See 'Management of the
                                                            Fund -- Investment Manager.' When the Fund is
                                                            utilizing leverage, the fees paid to the
                                                            Investment Manager for investment advisory and
                                                            management services will be higher than if the
                                                            Fund did not utilize leverage because the fees
                                                            paid will be calculated based on the Fund's
                                                            managed assets, which include the liquidation
                                                            preference of preferred stock, and the
                                                            principal amount of any outstanding borrowings
                                                            used for leverage. The Fund's investment
                                                            management fees and other expenses are paid
                                                            only by the Common Shareholders, and not by
                                                            holders of the Fund Preferred Shares. See 'Use
                                                            of Leverage.'



Listing and Symbol........................................  We have applied for listing of the Fund's
                                                            Common Shares on the New York Stock Exchange
                                                            (the 'NYSE') under the symbol '         .'

Dividends and Distributions...............................  Commencing with the Fund's first dividend, the
                                                            Fund intends to make regular monthly cash
                                                            distributions to Common Shareholders at a
                                                            level rate based on the projected performance
                                                            of the Fund, which rate may be adjusted from
                                                            time to time. The Fund's ability to maintain a
                                                            level dividend rate will depend on a number of
                                                            factors, including the stability of income
                                                            received from its investments and dividends
                                                            payable on the Fund Preferred Shares or
                                                            interest payments on borrowings. As portfolio
                                                            and market conditions change, the rate of
                                                            dividends on the Common Shares and the Fund's
                                                            dividend policy will likely change. Over time,
                                                            the Fund will distribute all of its net
                                                            investment income (after it pays accrued
                                                            dividends on any outstanding Fund Preferred
                                                            Shares and interest on any borrowings). In
                                                            addition, at least annually, the Fund intends
                                                            to distribute net capital gain and taxable
                                                            ordinary income, if any, to you so long as the
                                                            net capital gain and taxable ordinary income
                                                            are not necessary to pay accrued dividends on,
                                                            or redeem or liquidate any Fund Preferred
                                                            Shares, or pay interest on any borrowings.
                                                            Your initial distribution is expected to be
                                                            declared approximately 45 days, and paid
                                                            approximately 60 to 75 days, from the
                                                            completion of this offering, depending on
                                                            market conditions. See 'Dividends and
                                                            Distributions.'


Dividend Reinvestment Plan................................  Shareholders will receive their dividends in additional Common Shares purchased in the open
                                                            market or issued by the Fund through the
                                                            Fund's Dividend Reinvestment Plan, unless they
                                                            elect to have their dividends and other
                                                            distributions from the Fund paid in cash.
                                                            Shareholders whose Common Shares are held in
                                                            the name of a broker or nominee should contact
                                                            the broker or nominee to confirm that the
                                                            dividend reinvestment service is available.
                                                            See 'Dividends and Distributions' and
                                                            'Taxation.'



Custodian, Transfer Agent, Dividend
Disbursing Agent and Registrar............................  State Street Bank and Trust Company will act as custodian, and EquiServe Trust Company, NA
                                                            will act as transfer agent, dividend
                                                            disbursing agent and registrar for the Fund.
                                                            See 'Custodian, Transfer Agent, Dividend
                                                            Disbursing Agent and Registrar.'


                            SUMMARY OF FUND EXPENSES

         The purpose of the following table is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations unless otherwise indicated and assume that the Fund issues approximately 4,000,000 Common Shares. The table also assumes the issuance of Fund Preferred Shares in an amount equal to 33 1/3% of the Fund's total capital (after issuance), and shows Fund expenses both as a percentage of net assets attributable to Common Shares and, in footnote 2, as a percentage of managed assets.

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Paid by You (as a percentage of offering
    price)...................................................................................  4.5%
Dividend Reinvestment Plan Fees.............................................................. None



                                                                                                 PERCENTAGE OF
                                                                                                   NET ASSETS
                                                                                                ATTRIBUTABLE TO
                                                                                                     COMMON
                                                                                                    SHARES(2)
                                                                                                    ---------
ANNUAL EXPENSES
Investment Management Fees(1)................................................................                %
Other Expenses(1)............................................................................                %
Interest Payments on Borrowed Funds(1)                                                                    None
Total Annual Fund Operating Expenses(1) (3)..................................................                %

--------------

(1) In the event the Fund, as an alternative to issuing Fund Preferred Shares, utilizes leverage by borrowing in an amount equal to approximately 25% of the Fund's total assets (including the amount obtained from leverage), it is estimated that, as a percentage of net assets attributable to Common Shares, the Investment Management Fee would be ____%, Other Expenses would be ___%, Interest Payments on Borrowed Funds (assuming an interest rate of ___%, which interest rate is subject to change based on prevailing market conditions) would be ____%, Total Annual Fund Operating Expenses would be ____% and Total Net Annual Expenses would be ____%. Based on the total net annual expenses and in accordance with the example below, the expenses for years 1, 3, 5 and 10 would be $____, $___, $___ and $____, respectively.

(2) Stated as percentages of the Fund's managed assets attributable to both Common and Preferred Shares, the Fund's expenses would be estimated to be as follows:


                                                                                                PERCENTAGE OF
                                                                                                MANAGED ASSETS
                                                                                                --------------
ANNUAL EXPENSES
Management Fees..............................................................................                %
Other Expenses...............................................................................                %
Interest Payments on Borrowed Funds..........................................................             None
Total Annual Fund Operating Expenses (3).....................................................                %

(3) Cohen & Steers Capital Management, Inc., the Investment Manager, has agreed to pay (i) all organizational expenses and (ii) offering costs (other than the sales load) that exceed $0.03 per Common Share (.20% of the offering price).

         The following example illustrates the expenses (including the sales load of $45.00) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of 0.__% of net assets attributable to Common Shares in years 1 through 5, increasing to ___% in year 10 and (2) a 5% annual return:

                                                           1 YEAR         3 YEARS           5 YEARS          10 YEARS
                                                           ------         -------           -------          --------
                                                            $                $                $                  $



         THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER.

(1) The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The expenses you would pay, based on the Fund's expenses as stated as percentages of the Fund's managed assets (assuming the issuance of Fund Preferred Shares in an amount equal to 33 1/3% of the Fund's capital after their issuance) and otherwise on the assumptions in the example would be: 1 Year $__; 3 Years $__; 5 Years $__; and 10 Years $___.

                                    THE FUND

         Cohen & Steers Income Realty Fund, Inc. is a recently organized, non-diversified, closed-end management investment company. We were organized as a Maryland corporation on August 22, 2001 and are registered as an investment company under the Investment Company Act of 1940 (the '1940 Act'). As a recently-organized entity, we have no operating history. Our principal office is located at 757 Third Avenue, New York, New York 10017, and our telephone number is (212) 832-3232.

                                 USE OF PROCEEDS

         We estimate the net proceeds of this offering, after deducting (i) all organization expenses and (ii) offering costs (other than the sales load) that do not exceed $.03 per share of Common Shares, to be $_________, or $_________ assuming exercise of the over-allotment option in full. The net proceeds will be invested in accordance with the policies set forth under 'Investment Objectives and Policies.' A portion of the organization and offering expenses of the Fund has been advanced by the Investment Manager and will be repaid by the Fund upon closing of this offering. The Investment Manager will incur and be responsible for (i) all of the Fund's organization expenses and (ii) offering expenses (other than the sales load) that exceed $0.03 per share of the Fund's Common Shares.

         We estimate that the net proceeds of this offering will be fully invested in accordance with our investment objectives and policies within six months of the initial public offering. Pending such investment, the proceeds may be invested in U.S. Government securities or high quality, short-term money market instruments. See 'Investment Objectives and Policies.'

                       INVESTMENT OBJECTIVES AND POLICIES

GENERAL

         Our primary investment objective is high current income through investment in real estate securities. Capital appreciation is a secondary investment objective. The Fund's investment objectives and certain other policies are fundamental and may not be changed without the approval of shareholders. Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed by the Board of Directors without the approval of shareholders, although we have no current intention of doing so. The Fund has a policy of concentrating its investments in the U.S. real estate industry and not in any other industry. This investment policy is fundamental and cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Under normal market conditions, we will invest at least 90% of our total assets in common stocks, preferred stocks and other equity securities issued by real estate companies, such as 'real estate investment trusts' ('REITs'). At least 80% of our total assets will be invested in income producing equity securities issued by REITs. We may invest up to 10% of our total assets in debt securities issued or guaranteed by real estate companies. We will not invest more than 25% of our total assets in preferred stock or debt securities rated below investment grade (commonly known as 'junk bonds') or unrated securities of comparable quality. See Appendix A in the SAI for a description of bond ratings. We will not invest more than 10% of our total assets in illiquid real estate securities. These two policies are fundamental and cannot be changed without the approval of a majority of the Fund's voting securities, as defined in the Investment Company Act of 1940, as amended. We will invest only in securities of U.S. issuers and generally will not invest more than 10% of our total assets in the securities of one issuer.

         We will not enter into short sales or invest in derivatives, except as described in this Prospectus in connection with the interest rate swap or interest rate cap transactions. See 'Use of Leverage' and 'Interest Rate Transactions.' There can be no assurance that our investment objectives will be achieved.

INVESTMENT STRATEGIES

         In making investment decisions on behalf of the Fund, the Investment Manager relies on a fundamental analysis of each company. The Investment Manager reviews each company's potential for success in light of the company's current financial condition, its industry and sector position, and economic and market conditions. The Investment Manager evaluates a number of factors, including growth potential, earnings estimates and the quality of management.

PORTFOLIO COMPOSITION

         Our portfolio will be composed principally of the following investments. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the SAI.

         Real Estate Companies. For purposes of our investment policies, a real estate company is one that:

         o derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or

         o  has at least 50% of its assets in such real estate.

         Under normal market conditions, we will invest at least 90% of our total assets in the equity securities of real estate companies. These equity securities can consist of:

         o  common stocks (including REIT shares);

         o  preferred stocks;

         o  rights or warrants to purchase common and preferred stocks; and

         o securities convertible into common and preferred stocks where the conversion feature represents, in the Investment Manager's view, a significant element of the securities' value.

         Real Estate Investment Trusts. We will invest at least 80% of our total assets in income producing equity securities of REITs. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies and we intend to use these REIT dividends in an effort to meet the current income goal of our investment objectives.

         REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. We do not currently intend to invest more than 10% of our total assets in Mortgage REITs or Hybrid REITs.

         Preferred Stocks. Preferred stocks pay fixed or floating dividends to investors, and have a 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Under current market conditions, the Investment Manager expects to invest approximately two-thirds of our total assets in common shares of real estate companies and approximately one-third in preferred shares of REITs. The actual percentage of common and preferred stocks in our investment portfolio may vary over time based on the Investment Manager's assessment of market conditions.

         Debt Securities. We may invest a maximum of 10% of our total assets in investment grade and non-investment grade debt securities issued or guaranteed by real estate companies.

         Lower-rated Securities. We may invest no more than 25% of our total assets in preferred stock and debt securities rated below investment grade (commonly known as 'junk bonds') and equivalent unrated securities of comparable quality. Securities rated non-investment grade (lower than baa by Moody's Investors Service Inc. ('Moody's') or lower than BBB by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ('S&P')), are sometimes referred to as 'high yield' or 'junk' bonds. We may only invest in high yield securities that are rated CCC or higher by S&P, or rated caa or higher by Moody's, or unrated securities determined by the Investment Manager to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issues may be in default or there may be present elements of danger with respect to principal or interest. We will not invest in securities which are in default at the time of purchase. For a description of bond ratings, see Appendix A of the SAI.

         Illiquid Securities. We will not invest more than 10% of our total assets in illiquid real estate securities. A security is illiquid if, for legal or market reasons, it cannot be promptly sold (i.e., within seven days) at a price which approximates its fair value.

Defensive Position. When the Investment Manager believes that market or general economic conditions justify a temporary defensive position, we may deviate from our investment objectives and invest all or any portion of our assets in investment grade debt securities, without regard to whether the issuer is a real estate company. When and to the extent we assume a temporary defensive position, we may not pursue or achieve our investment objectives.

OTHER INVESTMENTS

         The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which we may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See 'Investment Objectives and Policies' in the SAI.

                                 USE OF LEVERAGE

         Subject to market conditions and the Fund's receipt of AAA/aaa credit rating on the Fund Preferred Shares, approximately one to three months after the completion of the offering of the Common Shares, the Fund intends to offer Fund Preferred Shares representing approximately 33 1/3% of the Fund's capital immediately after their issuance. The issuance of Fund Preferred Shares will leverage the Common Shares. As an alternative to the Fund Preferred Shares, the Fund may leverage through borrowings. Any borrowings will have seniority over the Common Shares.

         Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets less liabilities other than borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than borrowing is at least 200% of such liquidation value. If Fund Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Fund Preferred Shares of at least 200%. If the Fund has Fund Preferred Shares outstanding, two of the Fund's Directors will be elected by the holders of Fund Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Fund Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Fund Preferred Shares for two years, Fund Preferred Shareholders would be entitled to elect a majority of the Directors of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares. See 'Description of Shares -- Fund Preferred Shares.'

         Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund's total assets less liabilities other than the borrowing is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the board of directors.

         The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for Fund Preferred Shares or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Manager from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objectives, or if the Fund is unable to obtain the rating on the Fund Preferred Shares (expected to be AAA/aaa), the Fund will not issue the Fund Preferred Shares.

         Assuming that the Fund Preferred Shares or borrowings will represent approximately 33 1/3% of the Fund's capital and pay dividends or interest or payment rate set by an interest rate transaction at an annual average rate of 6.5%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed ___% in order to cover such dividend payments or interest or payment rates and other expenses specifically related to the Fund Preferred Shares or borrowings. Of course, these numbers are merely estimates, used for illustration. Actual Fund Preferred Share dividend rates, interest, or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

         The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund's portfolio) of - 10%, - 5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the issuance of Fund Preferred Shares or borrowings representing 33 1/3% of the Fund's total capital, a ___% yield on the Fund's investment portfolio, net of expenses, and the Fund's currently projected annual Fund Preferred Share dividend rate, borrowing interest rate or payment rate set by an interest rate transaction of ___%. See 'Use of Leverage -- Leverage Risks.'

Assumed Portfolio Total Return..............................   ______%       _____%       _____%        ___%     ___%
Common Share Total Return...................................   ______%       _____%       _____%        ___%     ___%


         Common Share total return is composed of two elements -- the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Fund Preferred Shares or interest on borrowings) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation.

         During the time in which the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets. Only the Fund's Common Shareholders bear the cost of the Fund's fees and expenses.

         The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

LEVERAGE RISKS

         Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in the market value of the Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged.

         Any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any Fund Preferred Shares or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

         In addition, such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. See 'Interest Rate Transactions.'

         Unless and until Fund Preferred Shares are issued or borrowings for leverage are made, the Common Shares will not be leveraged and the disclosure regarding these strategies will not apply.

                           INTEREST RATE TRANSACTIONS

         In connection with our anticipated use of leverage through our sale of Fund Preferred Shares or borrowings, we may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Fund Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. We may use an interest rate cap, which would require us to pay a premium to the cap counterparty and would entitle us, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. We would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund's Common Shares as a result of leverage.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the overall performance on the Fund's Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. In addition, if short-term interest rates are lower than our rate of payment on the interest rate swap, this will reduce the performance of the Fund's Common Shares. If, on the other hand, short-term interest rates are higher than our rate of payment on the interest rate swap, this will enhance the performance of the Fund's Common Shares. Buying interest rate caps could enhance the performance of the Fund's Common Shares by providing a maximum leverage expense. Buying interest rate caps could also harm the performance of the Fund's Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. We would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

         Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counter party defaults, the Fund would be obligated to make the direct payment of the rate of return on the Fund Preferred Shares or rate of interest on borrowings. Depending on the general state of short-term interest rates at that point in time, this default could negatively impact the performance of the Fund's Common Shares. Although this will not guarantee that the counter party does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter party that the Investment Manager believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Manager will continually monitor the financial stability of a counter party to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments. In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares. The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

         The Fund may choose or be required to redeem some or all of the Fund Preferred Shares or prepay any borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                           PRINCIPAL RISKS OF THE FUND

         We are a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that we will achieve our investment objectives. As a recently organized entity, we have no operating history.

NO OPERATING HISTORY

         We are a newly organized non-diversified closed-end management investment company with no operating history.

STOCK MARKET RISK

         Because prices of equity securities fluctuate from day-to-day, the value of our portfolio and the price per Common Share will vary based upon general market conditions.

GENERAL RISKS OF SECURITIES LINKED TO THE REAL ESTATE MARKET

         We will not invest in real estate directly, but only in securities issued by real estate companies, including REITs. However, because of our policy of concentration in the securities of companies in the real estate industry, we are also subject to the risks associated with the direct ownership of real estate. These risks include:

     o   declines in the value of real estate

     o   risks related to general and local economic conditions

     o   possible lack of availability of mortgage funds

     o   overbuilding

     o   extended vacancies of properties

     o   increased competition

     o   increases in property taxes and operating expenses

     o   changes in zoning laws

     o losses due to costs resulting from the clean-up of environmental problems

     o liability to third parties for damages resulting from environmental problems

     o   casualty or condemnation losses

     o   limitations on rents

     o   changes in neighborhood values and the appeal of properties to tenants

     o   changes in interest rates

         Thus, the value of the Common Shares may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

         General Real Estate Risks. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.

         Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

         Retail Properties. Retail properties are affected by the overall health of the applicable economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes, and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

         Office Properties. Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

         Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

         Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

         Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

         These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

         Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

         Insurance Issues. Certain of the portfolio companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and as a result, would impact the Fund's investment performance.

         Credit Risk. REITs may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively. The portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding.

         In addition, a portfolio company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a REIT's range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the REIT.

         Non-Controlled Property Management. The ability of a REIT to manage properties that it does not own is limited by the Code and therefore a REIT is dependent upon entities it does not control for the management and operation of its business.

         Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.

         Smaller Companies. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- large company stocks such as those found in the Dow Jones Industrial Average.

         Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

LEVERAGE RISK

         The Fund intends to use leverage by issuing Fund Preferred Shares, representing approximately 33 1/3% of the Fund's capital after their issuance or alternatively, through borrowing. Leverage is a speculative technique and there are special risks and costs associated with leveraging. For a more detailed description of the risks associated with leverage, see 'Use of Leverage.'

INTEREST RATE TRANSACTIONS RISK

         The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. See 'Interest Rate Transactions.'

RISKS OF INVESTMENT IN PREFERRED STOCKS AND DEBT SECURITIES

         In addition to the risks of equity securities and securities linked to the real estate market, preferred stocks and debt securities also are more sensitive to changes in interest rates than common stocks. When interest rates rise, the value of preferred stocks and debt securities may fall.

RISKS OF INVESTMENT IN LOWER-RATED SECURITIES

         Lower-rated securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and our ability to achieve our investment objectives may, to the extent we are invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if we were investing in higher quality securities. We may invest in high yield securities that are rated 'CCC' or higher by S&P or 'Caa' or higher by Moody's or unrated securities that are determined by the Investment Manager to be of comparable quality. An issuer of these securities has a currently identifiable vulnerability to default and the issues may be in default or there may be present elements of danger with respect to principal or interest. We will not invest in securities which are in default at the time of purchase.

         Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

         The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which we could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

         It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

MARKET PRICE DISCOUNT FROM NET ASSET VALUE

         Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The net asset value of the shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund's net asset value but entirely upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, we cannot predict whether the shares will trade at, below or above net asset value or at, below or above the initial public offering price.

                         ADDITIONAL RISK CONSIDERATIONS

PORTFOLIO TURNOVER

         We may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. Although we cannot accurately predict our portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See 'Taxation.'

INFLATION RISK

         Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, Fund Preferred Shares dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

NON-DIVERSIFIED STATUS

         The Fund is classified as a 'non-diversified' investment company under the 1940 Act, which means we are not limited by the 1940 Act in the proportion of our assets that may be invested in the securities of a single issuer. However, we intend to conduct our operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent our earnings are distributed to shareholders. See 'Taxation' in the SAI. To so qualify, among other requirements, we will limit our investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of our total assets will be invested in the securities of a single issuer (other than U.S. Government securities or the securities of other regulated investment companies), (ii) at least 50% of the market value of our total assets will be invested in cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the market value of our total assets will be invested in the securities of a single issuer and (iii) we will not own more than 10% of the outstanding voting securities of a single issuer. Because we, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company.

ANTI-TAKEOVER PROVISIONS

         Certain provisions of our Articles of Incorporation and By-Laws may have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change our structure. These provisions may also have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Articles of Incorporation, and conversion to open-end status. See 'Description of Shares' and 'Certain Provisions of the Articles of Incorporation and By-Laws.'

                             MANAGEMENT OF THE FUND

         The overall management of the business and affairs of the Fund is vested with the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Investment

         Manager, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Fund's administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under 'Management of the Fund' in the SAI.

INVESTMENT MANAGER

         Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Directors of the Fund. Cohen & Steers Capital Management, Inc., a registered investment adviser, was formed in 1986 and is a leading U.S. manager of portfolios dedicated to investments primarily in REITs with more than $5.7 billion of assets under management. Its current clients include pension plans, endowment funds and registered investment companies, including the Fund, Cohen & Steers Advantage Income Realty Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Equity Income Fund, Inc., which are open-end investment companies. Cohen & Steers Realty Shares, Inc. is currently the largest registered investment company that invests primarily in real estate securities. Cohen & Steers' client accounts are invested principally in real estate securities.

INVESTMENT MANAGEMENT AGREEMENT

         Under its Investment Management Agreement with the Fund, the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers, or employees of the Investment Manager.

         For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of 0.__ % of the average daily managed asset value of the Fund. Managed asset value is the net asset value of the Common Shares plus the liquidation preference of any Fund Preferred Shares and the principal amount of any borrowings used for leverage. This fee is higher than the fees incurred by many other investment companies but is comparable to fees paid by many registered management investment companies that invest primarily in real estate securities. In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Fund Preferred Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. See 'Summary of Fund Expenses.' When the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which includes the liquidation preference of any Fund Preferred Shares and the principal amount of borrowings for leverage. See 'Use of Leverage.'

         The Fund's portfolio managers are:

         Martin Cohen -- Mr. Cohen is a Director, President and Treasurer of the Fund. He is, and has been since their inception, President of Cohen & Steers Capital Management, Inc., the Fund's investment adviser, and Vice President of Cohen & Steers Securities, Inc., a registered broker-dealer. Mr. Cohen is a 'controlling person' of the Investment Manager on the basis of his ownership of the Investment Manager's stock.

         Robert H. Steers -- Mr. Steers is a Director, Chairman and Secretary of the Fund. He is, and has been since their inception, Chairman of Cohen & Steers Capital Management, Inc., the Fund's investment adviser, and President of Cohen & Steers Securities, Inc., a registered broker-dealer. Mr. Steers is a 'controlling person' of the Investment Manager on the basis of his ownership of the Investment Manager's stock.

         Steven R. Brown -- Mr. Brown joined Cohen & Steers in 1992 and, during the past five years, has served as a Senior Vice President in investment research at Cohen & Steers Capital Management, Inc. He is a member of National Association of Real Estate Investment Trusts (NAREIT) and ICSC and currently serves on the ICSC Research Advisory Task Force.

ADMINISTRATION AND SUB-ADMINISTRATION AGREEMENT

         Under its Administration Agreement with the Fund, the Investment Manager provides certain administrative and accounting functions for the Fund, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.

         In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street Bank as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for certain fund administration services.

         Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to on an annual basis 0.02% of the Fund's managed assets. Under the Sub-Administration agreement, the Fund pays State Street Bank a monthly administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the net assets in the Fund at an annual rate equal to 0.040% of the first $200 million in assets, 0.030% of the next $200 million, and 0.015% of assets in excess of $400 million, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds advised by the Investment Manager to State Street Bank is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds (i.e., 6 funds at $200 million or $1.2 billion at 0.040%, etc.). The Fund is then responsible for its pro rata amount of the aggregate administration fee. State Street Bank also serves as the Fund's custodian and EquiServe Trust Company, NA has been retained to serve as the Fund's transfer agent, dividend disbursing agent and registrar. See 'Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar.'

                           DIVIDENDS AND DISTRIBUTIONS

         Our policy is to make regular monthly cash distributions to Common Shareholders at a level rate that reflects the past and projected performance of the Fund. Distributions can only be made after paying any accrued dividends to Fund Preferred Shareholders and interest and required principal payments on all borrowings. The Fund's ability to maintain a level dividend rate will depend on a number of factors, including the stability of income received from its investments and dividends payable on the Fund Preferred Shares or interest payments on borrowings. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy will likely change. Over time, the Fund will distribute all of its net investment income, if any, after paying accrued dividends on outstanding Fund Preferred Shares and interest and required principal payments on all borrowings, if any. In addition, the Fund intends to distribute all of its net capital gain (net long-term capital gain in excess of net short-term capital loss) and taxable ordinary income, if any, at least annually after paying any accrued dividends on, or redeeming or liquidating, any Fund Preferred Shares or making any required payments on borrowings. The first monthly dividend is expected to be declared approximately 45 days, and paid approximately 60-75 days, from the completion of this offering, depending on market conditions. Investment company taxable income of the Fund does not include net capital gain, and is reduced by the Fund's deductible expenses. The expenses of the Fund are accrued each day. In addition, we currently expect that a portion of our dividends will consist of amounts in excess of investment company taxable income derived from the non-taxable components of the cash flow from the real estate underlying the Fund's portfolio investments. These amounts would be considered a return of capital and thus would reduce the basis in shareholders' Common Shares; any amounts in excess of such basis would be treated as a gain from the sale of such shares.

         To the extent practicable, the Fund will attempt to pay monthly distributions to shareholders at a level rate, which may be adjusted from time to time by the Fund's Board of Directors, although there can be no assurance that it will be able to do so. In order to maintain such monthly cash distributions, short-term capital gains and amounts representing a return of the shareholder's capital may from time to time be included in monthly distributions. See 'Taxation.'

DIVIDEND REINVESTMENT PLAN

         The Fund has a Dividend Reinvestment Plan (the 'Plan') commonly referred to as an 'opt-out' plan. Each shareholder will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by EquiServe Trust Company, NA as agent for shareholders pursuant to the Plan (the 'Plan Agent'), unless they elect to receive cash. The Plan Agent will either (i) effect purchases of Common Shares under the Plan in the open market or (ii) distribute newly issued Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

         The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued Common Shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or
(ii) 95% of the closing market price per share on the payment date.

         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account. In the alternative, upon receipt of the participant's instructions, Common Shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

         The Plan Agent maintains each shareholder's account in the Plan and furnishes confirmations of all acquisitions made for the participant as soon as practicable but no later than 60 days. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

         In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Common Shares may be purchased through any of the underwriters, acting as broker or, after the completion of this offering, dealer.

         The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions. See 'Taxation.'

         The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent by telephone at 800-426-5523.

                              CLOSED-END STRUCTURE

         The Fund is a recently organized, non-diversified management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares, the mutual fund will redeem or buy back the shares at 'net asset value.' Mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

         Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the best interest of shareholders, the Fund's Board of Directors might consider from time to time engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund's Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share. See 'Repurchase of Shares.' The Board of Directors might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.

                     POSSIBLE CONVERSION TO OPEN-END STATUS

         The Fund may be converted to an open-end investment company at any time by a vote of the outstanding shares. See 'Certain Provisions of the Articles of Incorporation and By-Laws' for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all Fund Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and the Fund's Common Shares would no longer be listed on the NYSE. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940
Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

                              REPURCHASE OF SHARES

         Shares of closed-end investment companies often trade at a discount to net asset value, and the Fund's shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although Common Shareholders will not have the right to redeem their shares, the Fund may take action to repurchase shares in the open market or make tender offers for its shares at net asset value. During the pendency of any tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value. For more information see 'Repurchase of Shares' in the SAI. Repurchase of the Common Shares may have the effect of reducing any market discount to net asset value.

         There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares' trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its shareholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act. See 'Taxation' for a description of the potential tax consequences of a share repurchase.

                                    TAXATION

         The following brief tax discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. In the SAI we have provided more detailed information regarding the tax consequences of investing in the Fund. Dividends paid to you out of the Fund's 'investment company taxable income' (which includes dividends the Fund receives on REIT shares, interest income, and net short-term capital gain) will be taxable to you as ordinary income to the extent of the Fund's earnings and profits. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. A distribution of an amount in excess of the Fund's earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Fund shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Fund shares.

         A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

         Each year, we will notify you of the tax status of dividends and other distributions.

         If you sell your Fund shares, or have shares repurchased by the Fund, you may realize a capital gain or loss which will be long-term or short-term, depending on your holding period for the shares.

         We may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable if you

      o  fail to provide us with your correct taxpayer identification number;

      o  fail to make required certifications; or

      o have been notified by the IRS that you are subject to backup withholding.

         Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

         The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income and such amounts from previous years that were not distributed, then the Fund will be subject to a 4% excise tax on the undistributed amounts. Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

                              DESCRIPTION OF SHARES

COMMON SHARES

         The Fund is authorized to issue 100,000,000 shares of Common Shares, $0.001 par value. The Common Shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The Common Shares outstanding are, and those offered hereby when issued, will be, fully paid and nonassessable. Common Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that, assuming there are no Fund Preferred Shares outstanding, the holders of more than 50% of the Common Shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Directors. Whenever Fund Preferred Shares or borrowings are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Fund Preferred Shares and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution. See 'Fund Preferred Shares' below. We have applied to list the Fund's Common Shares on the NYSE under the symbol '___.' Under the rules of the NYSE applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each year. The foregoing description and the descriptions below under 'Fund Preferred Shares' and 'Certain Provisions of the Articles of Incorporation and By-Laws' and above under 'Possible Conversion to Open-End Status' are subject to the provisions contained in the Fund's Articles of Incorporation and By-Laws.

FUND PREFERRED SHARES

         The Fund's Articles of Incorporation authorize the Board of Directors, without approval of the Common Stockholders, to classify any unissued shares of the Fund's Common Stock into Preferred Shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the Common Shareholders.

         The Fund's Board of Directors has indicated its intention to authorize an offering of Fund Preferred Shares (representing approximately 33 1/3% of the Fund's capital immediately after the time the Fund Preferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. Any such decision is subject to market conditions, the Fund's receipt of a AAA/aaa credit rating on the Fund Preferred Shares and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Fund Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this prospectus. The Board of Directors has indicated that the preference on distribution, liquidation preference, and redemption provisions of the Fund Preferred Shares will likely be as stated below.

         Limited Issuance of Fund Preferred Shares. Under the 1940 Act, the Fund could issue Fund Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total assets less liabilities other than borrowings, measured immediately after issuance of the Fund Preferred Shares. 'Liquidation value' means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Fund Preferred Shares is less than one-half of the value of the Fund's total assets less liabilities other than borrowings (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and Fund Preferred Shares discussed in this prospectus, the liquidation value of the Fund Preferred Shares is expected to be approximately 33 1/3% of the value of the Fund's total assets less liabilities other than borrowings. The Fund intends to purchase or redeem Fund Preferred Shares, if necessary, to keep that fraction below one-half.

         Distribution Preference. The Fund Preferred Shares will have complete priority over the Common Shares.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Fund Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

         Voting Rights. Fund Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the SAI and except as otherwise required by applicable law, holders of Fund Preferred Shares will vote together with Common Shareholders as a single class.

         Holders of Fund Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's Directors. The remaining Directors will be elected by Common Shareholders and holders of Fund Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Fund Preferred Shares, the holders of all outstanding Fund Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Fund Preferred Shares will be required, in addition to the combined single class vote of the holders of Fund Preferred Shares and Common Shares.

         Redemption, Purchase and Sale of Fund Preferred Shares. The terms of the Fund Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase Fund Preferred Shares and resell any shares so tendered. Any redemption or purchase of Fund Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See 'Use of Leverage.'

         The discussion above describes the Board of Directors' present intention with respect to a possible offering of Fund Preferred Shares. If the Board of Directors determines to authorize such an offering, the terms of the Fund Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Articles of Incorporation.

         As of the date of this prospectus, Cohen & Steers Capital Management, Inc. owned of record and beneficially 7,000 shares of the Fund's Common Shares, constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS

         The Fund has provisions in its Articles of Incorporation and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of shareholders, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of shareholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.

         The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the shareholders of the Fund unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund. A 'Continuing Director' is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an 'Interested Party') and (ii) who has been a member of the Board of Directors of the Fund for a period of at least

12 months, or has been a member of the Board of Directors since the Fund's initial public offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative vote of at least 75% of the votes entitled to be cast thereon by shareholders of the Fund will be required to amend the Articles of Incorporation to change any of the provisions in this paragraph and the preceding paragraph.

         The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the shareholders of the Fund and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

            (i) merger, consolidation or statutory share exchange of the Fund with or into any other entity;

            (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

            (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a 'Business Combination');

            (iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Articles of Incorporation to terminate the Fund's existence; or

               (v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which shareholder approval is required under federal or Maryland law.

         However, the shareholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors (as defined above). In that case, if Maryland law requires shareholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require shareholder approval, no shareholder approval will be required. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a shareholders' meeting where the Fund has not received notice of the matters generally at least 90 but no more than 120 days prior to the first anniversary of the preceding year's annual meeting.

         The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund's shareholders generally.

         Reference is made to the Articles of Incorporation and By-Laws of the Fund, on file with the Commission, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objectives.

                                  UNDERWRITING

         Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to each underwriter, the number of Common Shares set forth opposite its name.


                                                                                                NUMBER
NAME                                                                                          OF SHARES
----                                                                                          ---------






                                                                                              ---------
Total......................................................................................
                                                                                              ---------
                                                                                              ---------


         The underwriting agreement provides that the obligations of the several underwriters to purchase the Common Shares included in the offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.

         The underwriters, for whom _______________________ are acting as representatives, propose initially to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and may offer some of the shares to certain dealers at the offering price less a concession not in excess of $0.__ per share. The underwriters may allow, and such dealers may reallow, a concession not in excess of $0.__ per share on sales to certain other dealers. Certain dealers acting in the capacity of sub underwriters may receive additional compensation for acting in such a capacity. If all of the shares are not sold at the prices set forth above, the representative may change the offering price and other selling terms. The representatives have advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority. The minimum investment requirement is 100 shares. Investors must pay
for any shares purchased on or before          , 2001.

         The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to ______ additional shares at the public offering price less the underwriting discount. The underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter will be obligated, subject to certain conditions, to purchase a number of additional shares approximately proportionate to such underwriter's initial purchase commitment.

         Prior to this offering, there has been no public or private market for the shares. Consequently, the offering price for the shares was determined by negotiation among the Fund, Investment Manager and the representatives. There can be no assurance, however, that the price at which the shares will sell after this offering will not be lower than the price at which they are sold by the underwriters. No underwriter is obligated to make a market in the shares and there can be no assurance that any trading market in the shares will develop and continue after this offering. The Fund has applied for the listing of the Common Shares on the NYSE.

         The underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares at a level above that which might otherwise prevail in the open market. A 'stabilizing bid' is a bid for or the purchase of the Common Shares on behalf of an underwriter for the purpose of fixing or maintaining the price of the Common Shares. A 'covering transaction' is a bid for or purchase of the Common Shares on behalf of an underwriter to reduce a short position incurred by the underwriters in connection with the offering. A 'penalty bid' is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular underwriter or member of the selling group, the underwriting syndicate may require the underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

         The Fund and Investment Manager have each agreed to indemnify the several underwriters or contribute to losses arising out of certain liabilities under the Securities Act.

         The underwriting agreement provides that it may be terminated in the absolute discretion of the representative without liability on the part of any underwriter to the Fund or the Investment Manager if, prior to the delivery of and payment for the shares, (i) trading in the shares or in securities generally on the NYSE, American Stock Exchange, Nasdaq National Market or the Nasdaq Stock Market shall have been suspended or materially limited, (ii) additional material governmental restrictions not in force on the date of the underwriting agreement have been imposed upon trading in securities generally or a general moratorium on commercial banking activities in New York shall have been declared by either federal or state authorities or (iii) any outbreak or material escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, occurs, the effect of which is such as to make it, in the judgment of the representative, impracticable or inadvisable to commence or continue the offering of the shares at the offering price to the public set forth on the cover page of the prospectus or to enforce contracts for the resale of the shares by the underwriters.

         The Fund anticipates that from time to time the representatives of the underwriters and certain other underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

         The principal business address of ____________________ is
_________________________________________.

       CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

         State Street Bank and Trust Company, whose principal business address is 225 Franklin Street, Boston, MA 02110, has been retained to act as custodian of the Fund's investments and EquiServe Trust Company, NA, whose principal business address is 150 Royall Street, Canton, MA 02021 to serve as the Fund's transfer and dividend disbursing agent and registrar. Neither State Street Bank nor EquiServe Trust Company, NA has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

                             REPORTS TO SHAREHOLDERS

         The Fund will send unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held.

                             VALIDITY OF THE SHARES

         The validity of the shares offered hereby is being passed on for the Fund by Simpson Thacher & Bartlett, New York, New York, and certain other legal matters will be passed on for the underwriters by __________________________. Venable, Baetjer and Howard, LLP will opine on certain matters pertaining to Maryland law.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Investment Objectives and Policies........................      3
Use of Leverage...........................................      5
Investment Restrictions...................................      8
Management of the Fund....................................     10
Compensation of Directors and Certain Officers............     11
Investment Advisory and Other Services....................     12
Portfolio Transactions and Brokerage......................     14
Determination of Net Asset Value..........................     15
Repurchase of Shares......................................     16
Taxation..................................................     17
Performance Information...................................     22
Counsel and Independent Accountants.......................     25
Additional Information....................................     25
Statement of Assets and Liabilities.......................     26
Description of Bond Ratings (Appendix A)..................    A-1

                                     SHARES

                                     [LOGO]

                                  COMMON SHARES

                              --------------------
                                   PROSPECTUS
                                 August __, 2001
                              --------------------








         UNTIL , 2001 ALL DEALERS THAT BUY, SELL OR TRADE THE SHARES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                   SUBJECT TO COMPLETION, DATED AUGUST __ 2001

         THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION ('STATEMENT OF ADDITIONAL INFORMATION') IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                 COHEN & STEERS
                            INCOME REALTY FUND, INC.

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 437-9912

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August __, 2001

          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS,
              BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS
                OF COHEN & STEERS INCOME REALTY FUND, INC., DATED
      AUGUST __2001, AS SUPPLEMENTED FROM TIME TO TIME (THE 'PROSPECTUS').
      THIS STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE
                      IN ITS ENTIRETY INTO THE PROSPECTUS.
        COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION AND PROSPECTUS
              MAY BE OBTAINED FREE OF CHARGE BY WRITING OR CALLING
                    THE ADDRESS OR PHONE NUMBER SHOWN ABOVE.

TABLE OF CONTENTS

                                                            Page
                                                            ----
Investment Objectives and Policies......................     3
Use of Leverage.........................................     5
Investment Restrictions.................................     8
Management of the Fund..................................    10
Compensation of Directors and Certain Officers..........    11
Investment Advisory and Other Services..................    12
Portfolio Transactions and Brokerage....................    14
Determination of Net Asset Value........................    15
Repurchase of Shares....................................    16
Taxation................................................    17
Performance Information.................................    22
Counsel and Independent Accountants.....................    25
Additional Information..................................    25
Statement of Assets and Liabilities.....................    26
Description of Bond Ratings (Appendix A)................   A-1

STATEMENT OF ADDITIONAL INFORMATION

Cohen & Steers Income Realty Fund, Inc. (the 'Fund') is a recently organized, non-diversified, closed-end management investment company organized as a Maryland corporation on August 22, 2001. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Defined terms used herein have the same meanings as in the Prospectus. No investment in the shares of the Fund should be made without first reading the Prospectus.


INVESTMENT OBJECTIVES AND POLICIES
ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

The following descriptions supplement the descriptions of the principal investment objectives, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders; however, the Fund will not change its non-fundamental investment policies without written notice to shareholders.

INVESTMENTS IN REAL ESTATE COMPANIES AND REAL ESTATE INVESTMENT TRUSTS

It is our fundamental policy to concentrate our investments in the U.S. real estate market and not in any other industry. Under normal market conditions, we will invest at least 90% of our total assets in common stocks, preferred stocks and other equity securities issued by real estate companies, such as real estate investment trusts ('REITs').

Real Estate Companies

For purposes of our investment policies, a real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or has at least 50% of its assets in such real estate.

Real Estate Investment Trusts

A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of both Equity REITs and Mortgage REITs. It is anticipated, although not required, that under normal market conditions at least 90% of the Fund's investments in REITs will consist of securities issued by Equity REITs. At least 80% of our total assets will be invested in income producing equity securities of REITs.

PREFERRED STOCKS

Preferred stocks pay fixed or floating dividends to investors, and have a 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Under current market conditions, the Investment Manager expects to invest approximately 67% of our total assets in common shares of real estate companies and approximately 33% in preferred shares of REITs. The actual percentage of common and preferred stocks in our investment portfolio may vary over time based on the Investment Manager's assessment of market conditions.

LOWER-RATED SECURITIES

Securities rated non-investment grade (lower than baa by Moody's Investors Service Inc. ('Moody's') or lower than BBB by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ('S&P')), are sometimes referred to as 'high yield' or 'junk' bonds. We may only invest in securities rated CCC or higher by S&P, or rated caa or higher by Moody's, or equivalent unrated securities. The issuers of these securities have a currently identifiable vulnerability to default and the issues may be in default or there may be present elements of danger with respect to principal or interest. We may invest no more than 25% of our total assets in preferred stock or debt securities rated below investment grade or unrated securities of comparable quality. This is a fundamental investment policy. We will not invest in securities which are in default at the time of purchase. For a description of bond ratings, see Appendix A.

ILLIQUID SECURITIES

A security is illiquid if, for legal or market reasons, it cannot be promptly sold (i.e., within seven days) at a price which approximates its fair value. We will not invest more than 10% of our total assets in illiquid real estate securities. This is a fundamental investment policy.

CASH RESERVES

The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments.

Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or 'primary dealers' (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, such as Moody's or S&P, certificates of deposit, bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

In entering into a repurchase agreement for the Fund, the Investment Manager will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

USE OF LEVERAGE

Subject to market conditions and the Fund's receipt of AAA/aaa credit rating on the Fund Preferred Shares, approximately one to three months after the completion of the offering of the Common Shares, the Fund intends to offer Fund Preferred Shares representing approximately 33 1/3% of the Fund's capital immediately after their issuance. The issuance of Fund Preferred Shares will leverage the Common Shares. As an alternative to the Fund Preferred Shares, the Fund may leverage through borrowings. Any borrowings will have seniority over the Common Shares.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets less liabilities other than borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than borrowing is at least 200% of such liquidation value. If Fund Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Fund Preferred Shares of at least 200%. If the Fund has Fund Preferred Shares outstanding, two of the Fund's Directors will be elected by the holders of Fund Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Fund Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Fund Preferred Shares for two years, Fund Preferred Shareholders would be entitled to elect a majority of the Directors of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the 'Code'), which could have a material adverse effect on the value of the Common Shares. See 'Description of Shares -- Fund Preferred Shares' in the Prospectus.

Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund's total assets less liabilities other than the borrowing is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common

Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the board of directors.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for Fund Preferred Shares or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Manager from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objectives, or if the Fund is unable to obtain the rating on the Fund Preferred Shares (expected to be AAA/aaa), the Fund will not issue the Fund Preferred Shares.

During the time in which the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets. Only the Fund's Common Shareholders bear the cost of the Fund's fees and expenses.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

LEVERAGE RISK

Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in the market value of the Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize a higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged.

Any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any Fund Preferred Shares or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

In addition, such redemption or prepayment likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund.

Unless and until the borrowings for leverage or Fund Preferred Shares are issued, the Common Shares will not be leveraged and the disclosure regarding these strategies will not apply.

INTEREST RATE TRANSACTIONS

In connection with our anticipated use of leverage through our sale of Fund Preferred Shares or borrowings, we may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Fund Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. We may use an interest rate cap, which would require us to pay a premium to the cap counterparty and would entitle us, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. We would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund's Common Shares as a result of leverage.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the overall performance on the Fund's Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. In addition, if short-term interest rates are lower than our rate of payment on the interest rate swap, this will reduce the performance of the Fund's Common Shares. If, on the other hand, short-term interest rates are higher than our rate of payment on the interest rate swap, this will enhance the performance of the Fund's Common Shares. Buying interest rate caps could enhance the performance of the Fund's Common Shares by providing a maximum leverage expense. Buying interest rate caps could also harm the performance of the Fund's Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. We would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counter-party defaults, the Fund would be obligated to make the direct payment of the rate of return on the Fund Preferred Shares or rate of interest on borrowings. Depending on the general state of short-term interest rates at that point in time, this default could negatively impact the performance of the Fund's Common Shares. Although this will not guarantee that the counter-party does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that the Investment Manager believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Manager will continually monitor the financial stability of a counter-party to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments. In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares. The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Fund may choose or be required to redeem some or all of the Fund Preferred Shares or prepay any borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

INVESTMENT RESTRICTIONS

The investment objectives and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

The Fund may not:

1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

3. Purchase or sell real estate, mortgages on real estate or commodities, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

4. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and such similar instruments;

5. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities;

6. Purchase preferred stock and debt securities rated below investment grade and unrated securities of comparable quality, if, as a result, more than 25% of the Fund's total assets would then be invested in such securities;

7. Purchase restricted or 'illiquid' securities issued by real estate companies, including repurchase agreements maturing in more than seven days, if as a result, more than 10% of the Fund's assets would then be invested in such securities (excluding securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933);

8. Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by
Section 12(d)(1) of the 1940 Act, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

9. Invest in puts, calls, straddles, spreads or any combination thereof;

10. Enter into short sales;

11. Invest in the securities of a non-U.S. issuer;

12. Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities;

13. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings; or

14. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities.

The investment restrictions numbered 1 through 7 in this Statement of Additional Information have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. 'Majority of the outstanding voting securities' means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Investment restrictions numbered 8 through 14 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.

MANAGEMENT OF THE FUND

The overall management of the business and affairs of the Fund is vested with the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Investment Manager, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Fund's administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors. As of ___________, 2001, the Directors and officers as a group beneficially owned, directly or indirectly, less than 1% of the outstanding shares of the Fund.

The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. Each such Director and officer is also a director or officer of Cohen & Steers Advantage Income Realty Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., both of which are closed-end investment companies advised by the Investment Manager, and Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc. and Cohen & Steers Special Equity Fund, Inc., which are open-end investment companies advised by the Investment Manager. An asterisk (*) has been placed next to the name of each Director who is an 'interested person' of the Fund, as such term is defined in the 1940 Act, by virtue of such person's affiliation with the Fund or the Investment Manager.


                                          POSITION(S)
                                           HELD WITH
       NAME, ADDRESS AND AGE                 FUND              PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
       ---------------------                 ----              -----------------------------------------------
Robert H. Steers*..............       Director, Chairman   Chairman of Cohen & Steers Capital Management, Inc.,
757 Third Avenue                      and Secretary            the Fund's Investment Manager.
New York, New York
Age:  48

Martin Cohen*..................       Director, President  President of Cohen & Steers Capital Management, Inc.,
757 Third Avenue                      and Treasurer            the Fund' Investment Manager.
New York, New York
Age:  52

                                          POSITION(S)
                                           HELD WITH
       NAME, ADDRESS AND AGE                 FUND              PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
       ---------------------                 ----              -----------------------------------------------
Steven R. Brown................       Vice President       Senior Vice President of Cohen & Steers Capital
757 Third Avenue                                               Management, Inc., the Fund's Investment Manager,
New York, New York                                             since 1996 and prior to that Vice President of
Age:  40                                                       Cohen & Steers Capital Management, Inc.

Adam M. Derechin...............       Vice President and   Senior Vice President of Cohen & Steers Capital
757 Third Avenue                      Assistant Treasurer      Management, Inc., the Fund's Investment Manager,
New York, New York                                             since 1998, and prior to that Vice President of
Age:  36                                                       Cohen & Steers Capital Management, Inc.

Lawrence B. Stoller............       Assistant Secretary  Senior Vice President and General Counsel, Cohen &
757 Third Avenue                                               Steers Capital Management, Inc., the Fund's
New York, New York                                             Investment Manager, since 1999.  Prior to that,
Age:  37                                                       Associate General Counsel, Neuberger Berman
                                                               Management Inc. (money manager); and Assistant
                                                               General Counsel, The Dreyfus Corporation (money
                                                               manager).



COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

The following table sets forth estimated information regarding compensation expected to be paid to Directors by the Fund for the current fiscal year ending December 31, 2001 and the aggregate compensation paid by the fund complex of which the Fund is a part for the fiscal year ended December 31, 2000. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. Each of the other Directors is paid an annual retainer of $5,500, and a fee of $500 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. In the column headed 'Total Compensation From Fund Complex Paid to Directors,' the compensation paid to each Director represents the six other funds that each Director serves in the fund complex. The Directors do not receive any pension or retirement benefits from the fund complex.


                                                                                                          TOTAL
                                                                                                      COMPENSATION
                                                                                     AGGREGATE          FROM FUND
                                                                                   COMPENSATION       COMPLEX PAID TO
                         NAME OF PERSON, POSITION                                    FROM FUND           DIRECTORS
                         ------------------------                                    ---------           ---------
Martin Cohen**, Director and President...........................................      0                      0
Robert H. Steers**, Director and Chairman........................................      0                      0


*    Member of the Audit Committee.

** 'Interested person,' as defined in the 1940 Act, of the Fund because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's Investment Manager.

INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT MANAGER

Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, is the Investment Manager to the Fund. The Investment Manager, a registered investment adviser, was formed in 1986 and specializes in the management of real estate securities portfolios. Its current clients include pension plans of leading corporations, endowment funds and mutual funds, including Cohen & Steers Advantage Income Realty Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., both of which are closed-end investment companies and Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc. and Cohen & Steers Special Equity Fund, Inc., which are open-end investment companies. Cohen & Steers Realty Shares, Inc. is currently the largest registered investment company that invests primarily in real estate securities. Mr. Cohen and Mr. Steers are 'controlling persons' of the Investment Manager on the basis of their ownership of the Investment Manager's stock.

Pursuant to the Investment Management Agreement, the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.

Under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of 0.__% of the average daily value of the managed assets (which equals the net asset value of the Common Shares, including the liquidation preference on any Preferred Shares, plus the principal amount on any borrowings) of the Fund.

The Investment Manager also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the sub-administrator, the transfer agent and the custodian. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Investment Manager or its affiliates. These services are provided at no additional cost to the Fund. The Fund does not pay any additional amounts for services performed by officers of the Investment Manager or its affiliates.

ADMINISTRATIVE SERVICES

Pursuant to an Administration Agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund, including (i) providing office space, telephone, office equipment and supplies for the Company; (ii) paying compensation of the Company's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Company; (iv) supervising preparation of the periodic updating of the Company's registration statement, including prospectus and statement of additional information, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of periodic reports to the Company's shareholders and filing of these reports with the Securities and Exchange Commission, Forms N-SAR filed with the Securities and Exchange Commission, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders; (vi) supervising the daily pricing of the Company's investment portfolio and the publication of the net asset value of the Company's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Company, including the Custodian, Transfer Agent and printers; (viii) providing trading desk facilities for the Company; (ix) supervising compliance by the Company with record-keeping requirements under the Act and regulations thereunder, maintaining books and records for the Company (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than the Company's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, 0.02% of the Fund's managed assets.

In accordance with the terms of the Administration Agreement and with the approval of the Fund's Board of Directors, the Investment Manager has caused the Fund to retain State Street Bank and Trust Company ('State Street Bank') as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund's net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund's books and records that are not maintained by the Investment Manager, custodian or transfer agent; (iii) preparing financial information for the Fund's income tax returns, proxy statements, shareholders reports, and SEC filings; and (iv) responding to shareholder inquiries.

Under the terms of the Sub-Administration Agreement, the Fund pays State Street Bank a monthly administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the net assets in the Fund at an annual rate equal to 0.040% of the first $200 million in assets, 0.030% of the next $200 million, and 0.015% of assets in excess of $400 million, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds advised by the Investment Manager to State Street Bank is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds (i.e., 6 funds at $200 million or $1.2 billion at 0.040%, etc.). The Fund is then responsible for its pro rata amount of the aggregate administration fee.

The Investment Manager remains responsible for monitoring and overseeing the performance by State Street Bank, and EquiServe Trust Company, NA, as custodian and transfer and disbursing agent, of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund's Board of Directors.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

State Street Bank, which has its principal business office at 225 Franklin Street, Boston, MA 02110, has been retained to act as custodian of the Fund's investments and EquiServe Trust Company, NA, which has its principal business office at 150 Royall Street, Canton, MA 02021, as the Fund's transfer and dividend disbursing agent. Neither State Street nor EquiServe has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

CODE OF ETHICS

The Fund, Investment Manager and the lead underwriter have adopted codes of ethics that are designed to ensure that the interests of Fund shareholders come before the interests of those involved in managing the Fund. The codes of ethics, among other things, prohibit management personnel from investing in REITs and real estate securities, prohibit purchases in an initial public offering and require pre-approval for investments in private placements. The Fund's Independent Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, the security is being or has been considered for purchase or sale by the Fund, or is being purchased or sold by the Fund.

PRIVACY POLICY

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

The Fund does not receive any nonpublic personal information relating to the shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these shareholders, the Fund also has access to specific information regarding their transactions in the Fund.

The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Fund restricts access to nonpublic personal information about its shareholders to Cohen & Steers employees with a legitimate business need for the information.


PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Manager. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Investment Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Investment Manager and is available for the benefit of other accounts advised by the Investment Manager and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Manager's expenses, it is not possible to estimate its value and in the opinion of the Investment Manager it does not reduce the Investment Manager's expenses in a determinable amount. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business but there is no formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Investment Manager may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Investment Manager may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

DETERMINATION OF NET ASSET VALUE

The Fund will determine the net asset value of its shares daily, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Directors deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

REPURCHASE OF SHARES

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead the Fund's shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Directors may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of shares, which may include the repurchase of such shares in the open market, private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Board of Directors may not decide to take any of these actions. During the pendency of a tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Fund may use the accumulation of cash to finance repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would have to comply with the Securities Exchange Act of 1934 and the 1940 Act and the rules and regulations under each of those Acts.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Directors at the time it considers the issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in delisting of the common shares from the New York Stock Exchange, or
(b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing its income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or a suspension of payment by U.S. banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by institutions or on the exchange of foreign currency, (e) commencement of armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action, the Fund's Board of Directors would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its shareholders and market considerations. Based on the considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAXATION OF THE FUND

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holding so that, at end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

DISTRIBUTIONS

Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate dividends received deduction. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

SALE OR EXCHANGE OF FUND SHARES

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

NATURE OF FUND'S INVESTMENTS

Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

ORIGINAL ISSUE DISCOUNT SECURITIES

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the 'original issue discount') each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ('REMICs'). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an 'excess inclusion') will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Investment Manager does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ('foreign shareholder') depends on whether the income of the Fund is 'effectively connected' with a U.S. trade or business carried on by the shareholder.

Income Not Effectively Connected. If the income from the Fund is not 'effectively connected' with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see 'Taxation -- Investments in Real Estate Investment Trusts' above)), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax at a rate of 31% of distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See 'Taxation-Backup Withholding,' above. If a foreign shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless (i) the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States, or (ii) at any time during the shorter of the period during which the foreign shareholder held shares of the Fund and the five year period ending on the date of the disposition of those shares, the Fund was a 'U.S. real property holding corporation' and the foreign shareholder held more than 5% of the shares of the Fund, in which event the gain would be taxed in the same manner as for a U.S. shareholder as discussed above and a 10% U.S. withholding tax would be imposed on the amount realized on the disposition of such shares to be credited against the foreign shareholder's U.S. income tax liability on such disposition. A corporation is a 'U.S. real property holding corporation' if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.

Income Effectively Connected. If the income from the Fund is 'effectively connected' with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TAXATION

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

PERFORMANCE INFORMATION

From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

The Fund's 'average annual total return' figures described in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:


                                                  P(1 + T)'pp'n = ERV

Where:     P    =       a hypothetical initial payment of $1,000
           T    =       average annual total return
           n    =       number of years
        ERV     =       Ending Redeemable Value of a hypothetical $1,000
                        investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


YIELD

Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ('net investment income') and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                                a - b
                                                -----
                                          2[(    cd     + 1)'pp'6 - 1]

Where:     a    =   dividends and interest earned during the period,
           b    =   expenses accrued for the period (net of reimbursements),
           c    =   the average daily number of shares outstanding during the
                    period that were entitled to receive dividends, and
           d    =   the maximum offering price per share on the last day of the period.


In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Dow Jones Utility Index, the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index, the Salomon Brothers Broad Investment Grade Bond Index (BIG), Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index, the NASDAQ Composite Index, and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.)

                                                   CURRENT YIELD
                                                as of July 31, 2001


                                                                                           REITs MAY OFFER
                                        [GRAPH]                                            ATTRACTIVE DIVIDEND
                                                                                           YIELDS.


                                                     30-YEAR          10-YEAR                          S&P 500
                         EQUITY REITs                TREASURY         TREASURY       UTILITIES           INDEX
                             ---%                        ---%          ---%             ---%              ---%


Source: NAREIT, Bloomberg, Dow Jones

                                                   TOTAL RETURNS
                                                as of July 31, 2001

                                                                                           HISTORICALLY, REITs
                                        [GRAPH]                                            HAVE PROVIDED
                                                                                           SOLID TOTAL RETURNS.

                                        1 YEAR                              10 YEARS                       20 YEARS
Equity REITs                              ___%                              ___%                              ___%
Dow Jones Utility Index                   ___%                              ___%                              ___%
S&P 500 Index                             ___%                              ___%                              ___%
NASDAQ                                    ___%                              ___%                              ___%
International                             ___%                              ___%                              ___%


Source: NAREIT, Bloomberg, Dow Jones


                                                   CORRELATIONS
                                           Ten Years ended July 31, 2001

                                                 REITS CAN PROVIDE
                                             PORTFOLIO DIVERSIFICATION
                                                 DUE TO THEIR LOW
                                                 CORRELATION WITH
                                                   OTHER ASSETS
                  [GRAPH]

                                       DOW JONES              S&P 500
                        REITs         UTILITY INDEX            INDEX         BONDS        INTERNATIONAL       NASDAQ
                         ---              ---                   ---            ---               ---           ---


Source: NAREIT, Dow Jones

Returns are historical and include change in share price and reinvestment of dividends and capital gains. REITs are represented by the National Association of Real Estate Investment Trust ('NAREIT') Equity REIT Index, an unmanaged portfolio representing the Equity REIT market. This is not the Fund's performance and the Fund will not seek to replicate any index. You cannot invest directly in an index. There is no guarantee that Fund performance will equal or exceed Equity REIT Index performance.

The Standard and Poor's 500 Composite Index ('S&P 500') is an unmanaged index of 500 large capitalization, publicly traded stocks representing a variety of industries. The NASDAQ Composite Index is a broad based capitalization weighted index of all NASDAQ national market and small-cap stocks. International Index, represented by the MSCI EAFE Index (Morgan Stanley Capital International, Europe, Australia, Far East), is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. Bonds, represented by the Salomon Brothers Broad Investment Grade Bond Index (BIG), is designed to cover the investment grade universe of bonds issued in the United States. The BIG index includes institutionally traded U.S. Treasury, Government-sponsored (U.S. agency and supra-national), mortgage and corporate securities, and provides a reliable and fair benchmark for the investment grade bond portfolio manager. The Dow Jones Utilities Average is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy. Correlation coefficients are based on monthly return data. Treasury securities are backed by the full faith and credit of the U.S. Government, while real estate securities are not. Past performance is no guarantee of future results.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Simpson Thacher & Bartlett serves as counsel to the Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909. ___________________ have been appointed as independent accountants for the Fund. The statement of assets and liabilities and statement of operations of the Fund as of __________, 2001 included in this statement of additional information has been so included in reliance on the report of _____________, New York, New York, independent accountants, given on the authority of the firm as experts in auditing and accounting.


ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of any part thereof may be obtained from the Commission upon the payment of fees prescribed by the Commission.

STATEMENT OF ASSETS AND LIABILITIES AS OF _______________, 2001

Assets:
       Cash..................................................................................                    $
       Deferred Offering costs...............................................................
       Receivable from adviser...............................................................
                                                                                                                   --------

             Total Assets....................................................................
                                                                                                                   --------

Liabilities:
       Accrued expenses......................................................................
       Payable for organization costs........................................................
                                                                                                                   --------

             Total Liabilities...............................................................
                                                                                                                   --------

Net Assets applicable to 7,000 shares of $.001 par value
    common stock outstanding.................................................................
                                                                                                                   ========


             Net Asset Value per Common Share outstanding
                 ($100,275 divided by 7,000 Common Shares
                 outstanding)................................................................
                                                                                                                   ========


STATEMENT OF OPERATIONS ONE DAY ENDED _____________, 2001

Investment income...........................................................................                     $ --------

Expenses:
       Organization costs...................................................................
       Expense reimbursement................................................................
                                                                                                                   --------

             Total Expenses.................................................................
                                                                                                                   --------

Net Investment Income.......................................................................                     $ ========

NOTES:

1. ORGANIZATION

Cohen & Steers Income Realty Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on August 22, 2001 and is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as an closed-end non-diversified management investment company. The Fund has been inactive since that date except for matters relating to the Fund's establishment, designation, registration of the Fund's shares of common stock ('Shares') under the Securities Act of 1933, and the sale of _________ shares ('Initial Shares') for $_______ to Cohen & Steers Capital Management, Inc. (the 'Advisor'). The proceeds of such initial Shares in the Fund were invested in cash. There are 100,000,000 shares of $0.001 par value common stock authorized.

Cohen & Steers Capital Management, Inc. has agreed to reimburse all organization expenses (approximately $15,000) and pay all offering costs (other than the sales load) that exceed $0.03 per Common Shares.

2. ACCOUNTING POLICIES

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

3. INVESTMENT MANAGEMENT AGREEMENT

The Fund has entered into an Investment Advisory Agreement with the Advisor, under which the Advisor will provide general investment advisory and administrative services for the Fund. For providing these services, facilities and for bearing the related expenses, the Advisor will receive a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 0.85% of the average daily managed assets. Managed asset value is the net asset value of the Common Shares plus the liquidation preference of any Fund Preferred Shares and the principal amount of any borrowings used for leverage.

4. INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions.

                                   APPENDIX A
                             RATINGS OF INVESTMENTS

Description of certain ratings assigned by S&P and Moody's:

S&P

Long-term

'AAA' -- An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

'AA' -- An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

'A' -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

'BBB' -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

'BB', 'B', 'CCC', 'CC', and 'C' -- Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

'BB' -- An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

'B' -- An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

'CCC' -- An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

'CC' -- An obligation rated 'CC' is currently highly vulnerable to nonpayment.

'C' -- A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

'D' -- An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

'r' -- The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

'N.R.' -- The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus ( - ) sign designation to show relative standing within the major rating categories.

Short-term

'A-1' -- A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

'A-2' -- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

'A-3' -- A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

'B' -- A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

'C' -- A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

'D' -- A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

Long-term

'Aaa' -- Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

'Aa' -- Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

'A' -- Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

'Baa' -- Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

'Ba' -- Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

'B' -- Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

'Caa' -- Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

'Ca' -- Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

'C' -- Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Preferred Stock

Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.

These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

'aaa' -- An issue rated 'aaa' is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

'aa' -- An issue rated 'aa' is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

'a' -- An issue rated 'a' is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the 'aaa' and 'aa' classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

'baa' -- An issue rated 'baa' is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

'ba' -- An issue rated 'ba' is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

'b' -- An issue rated 'b' generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

'caa' -- An issue rated 'caa' is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

'ca' -- An issue rated 'ca' is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

'c' -- This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications 'aa' through 'b'. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     Leading market positions in well-established industries.

     High rates of return on funds employed.

     Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

1)Financial Statements

        Part A -- None

        Part B -- Report of Independent Accountants*

        Statement of Assets and Liabilities*

        2) Exhibits
        (a)  (i) Articles of Incorporation.
        (b)  (i) By-Laws.
        (c)  Not Applicable
        (d)  (i) Form of specimen share certificate*
             (ii) The rights of security holders are defined in the Registrant's Articles of Incorporation (Article FIFTH and Article EIGHTH) and the Registrant's By-Laws (Article II and Article VI).
        (e)  Form of Dividend Reinvestment Plan*
        (f)  Not Applicable
        (g)  (i) Form of Investment Management Agreement*
        (h)  (i) Form of Underwriting Agreement*
             (ii) Form of Master Agreement Among Underwriters*
             (iii) Form of Master Selected Dealer Agreement*
        (i)  Not Applicable
        (j)  Form of Custodian Agreement*
        (k) (i) Form of Transfer Agency, Registrar and Dividend Disbursing Agency Agreement*
             (ii) Form of Administration Agreement between the Fund and the Investment Manager*
             (iii) Form of Administration Agreement between the Fund and State Street Bank and Trust Company*
        (l)  (i) Opinion and Consent of Simpson Thacher & Bartlett*
             (ii) Opinion and Consent of Venable, Baetjer and Howard, LLP*
        (m)  Not Applicable
        (n)  Consent of Independent Accountants*
        (o)  Not Applicable
        (p)  Investment Representation Letter*
        (q)  Not Applicable
        (r)  (i) Code of Ethics of the Fund*
             (ii) Code of Ethics of Investment Manager*
             (iii) Code of Ethics of  _______________*
        (s)  Power of Attorney*

* To be filed by Amendment.

ITEM 25. MARKETING ARRANGEMENTS

See Exhibit 2(h).

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC Registration fees................................................   $264
New York Stock Exchange listing fee*.................................
Printing and engraving expenses*.....................................
Auditing fees and expenses*..........................................
Legal fees and expenses*.............................................
NASD Fees*...........................................................
Miscellaneous*.......................................................

Total*............................................................... $
                                                                      =


ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES


                                                                              NUMBER OF
TITLE OF CLASS                                                              RECORD HOLDERS
--------------                                                              --------------
Common Stock, par value $.001 per share................................         None


ITEM 29. INDEMNIFICATION

It is the Registrant's policy to indemnify its directors, officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article NINTH of Registrant's Articles of Incorporation, and Article VIII, Section 1, of the Registrant's By-Laws. The liability of the Registrant's directors and officers is dealt with in Article NINTH of Registrant's Articles of Incorporation and
Article VIII, Section 1 through Section 6, of the Registrant's By-Laws. The liability of Cohen & Steers Capital Management, Inc., the Registrant's investment manager (the 'Investment Manager'), for any loss suffered by the Registrant or its shareholders is set forth in Section 5 of the Investment Management Agreement.

The Registrant has agreed to indemnify the Underwriters of the Registrant's common stock to the extent set forth in Exhibit 2(h)(i).

Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against the Company by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

The descriptions of the Investment Manager under the caption 'Management of the Fund' in the Prospectus and in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

The following is a list of the Directors and Officers of the Investment Manager. None of the persons listed below has had other business connections of a substantial nature during the past two fiscal years.


                         NAME                                                     TITLE
                         ----                                                     -----
Robert H. Steers....................................................   Chairman, Director
Martin Cohen........................................................   President, Director
Joseph M. Harvey....................................................   Senior Vice President & Director of
                                                                          Research
Steven R. Brown.....................................................   Senior Vice President
Elizabeth O. Reagan.................................................   Senior Vice President
John J. McCombe.....................................................   Senior Vice President
Adam M. Derechin....................................................   Senior Vice President
Lawrence B. Stoller.................................................   Senior Vice President and General
                                                                          Counsel
James S. Corl.......................................................   Senior Vice President
Sheila J. Stoltz....................................................   Vice President
Michael J. Kozoriz..................................................   Vice President
Greg E. Brooks......................................................   Vice President
Jay J. Chen.........................................................   Vice President
Terrance R. Ober....................................................   Vice President


Cohen & Steers Capital Management, Inc. acts as Investment Manager of, in addition to the Registrant, the following registered investment companies:

          Cohen & Steers Advantage Income Realty Fund, Inc.
          Cohen & Steers Institutional Realty Shares, Inc.
          Cohen & Steers Equity Income Fund, Inc.
          Cohen & Steers Realty Shares, Inc.
          Cohen & Steers Total Return Realty Fund, Inc.
          Cohen & Steers Special Equity Fund, Inc.
          Frank Russell Investment Management Company -- Real Estate Securities Fund Russell Insurance Funds -- Real Estate Securities Fund American Skandia Trust -- AST Cohen & Steers Realty Portfolio Manufacturers Investment Trust -- Real Estate Securities Portfolio

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant's Administrator and Custodian, State Street Bank and Trust Company. All other records so required to be maintained will be maintained at the offices of Cohen & Steers Capital Management, Inc., 757 Third Avenue, New York, New York 10017.

ITEM 32. MANAGEMENT SERVICES

Not applicable.

ITEM 33. UNDERTAKINGS

     (1) Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     (2) Not applicable.

     (3) Not applicable.

     (4) Not applicable.

     (5) Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

     Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

     (6) Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 22nd day of August, 2001.

                                        COHEN & STEERS INCOME
                                        REALTY FUND, INC.

                                        By:        /s/ MARTIN COHEN
                                           _____________________________________
                                                     MARTIN COHEN
                                                      PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

                    SIGNATURE                                  TITLE                                   DATE
                    ---------                                  -----                                   ----

      By:  /s/ MARTIN COHEN                         President, Treasurer and Director           August 22, 2001
           -----------------------------
             (MARTIN COHEN)

      By:  /s/  ROBERT H. STEERS                    Director, Chairman and Secretary            August 22 2001
           -----------------------------
             (ROBERT H. STEERS)


                              STATEMENT OF DIFFERENCES

Characters normally expressed as superscript shall be preceded by..........'pp'